UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2016

TERRA TECH CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4700 Von Karman, Suite 110

Newport Beach, California 92660

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 447-6967

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 27, 2016, Terra Tech Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation (the “Amendment”) to increase the authorized number of shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”), and preferred stock to 990,000,000 and 50,000,000, respectively. A copy of the Amendment is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 3.8.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 26, 2016, the Company held its Annual Meeting of Stockholders (the “Meeting”).

Stockholders Entitled to Vote

Stockholders of record of the Company at the close of business on August 12, 2016 (the “Record Date”) were entitled to vote at the Meeting. On that date, 349,981,822 shares of Common Stock, were outstanding and entitled to vote. Also on that date, 100 shares of Series A preferred stock, par value $0.001 per share (the “Series A Preferred Stock”), 24,818,700 shares of Series B preferred stock, par value $0.001 per share (the “Series B Preferred Stock”), one share of Series N preferred stock, par value $0.001 per share (the “Series N Preferred Stock”), 21,378 shares of Series Q preferred stock, par value $0.001 per share (the “Series Q Preferred Stock”), and 8,166 shares of Series Z preferred stock, par value $0.001 per share (the “Series Z Preferred Stock”), of the Company (collectively, the “Preferred Stock”) were outstanding and entitled to vote.

Number of Votes

Common Stock: For vote tabulation purposes at the Meeting, each share of Common Stock is entitled to one vote at the Meeting. Collectively, the holders of Common Stock are entitled to 349,981,822 votes at the Meeting.

Series A Preferred Stock: For vote tabulation purposes at the Meeting, each share of Series A Preferred Stock is entitled to one vote for each share of Common Stock into which a share of Series A Preferred Stock is convertible. Accordingly, each share of Series A Preferred Stock is entitled to one vote at the Meeting. Collectively, the holders of Series A Preferred Stock are entitled to 100 votes at the Meeting.

Series B Preferred Stock: For vote tabulation purposes at the Meeting, each share of Series B Preferred Stock is entitled to 100 votes for each share of Common Stock into which a share of Series B Preferred Stock is convertible. Accordingly, each share of Series B Preferred Stock is entitled to approximately 538 votes at the Meeting. Collectively, the holders of Series B Preferred Stock are entitled to 13,363,196,021 votes at the Meeting.

Series N Preferred Stock: For vote tabulation purposes at the Meeting, each share of Series N Preferred Stock is entitled to one vote for each share of Common Stock into which a share of Series N Preferred Stock is convertible. Accordingly, each share of Series N Preferred Stock is entitled to 2,500,000 votes at the Meeting. Collectively, the one holder of Series N Preferred Stock is entitled to 2,500,000 votes at the Meeting.

Series Q Preferred Stock: For vote tabulation purposes at the Meeting, each share of Series Q Preferred Stock is entitled to one vote for each share of Common Stock into which a share of Series Q Preferred Stock is convertible. Accordingly, each share of Series Q Preferred Stock is entitled to 5,000 votes at the Meeting. Collectively, the holders of Series Q Preferred Stock are entitled to 106,890,000 votes at the Meeting.

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Series Z Preferred Stock: For vote tabulation purposes at the Meeting, each share of Series Z Preferred Stock is entitled to 100 votes for each share of Common Stock into which a share of Series Z Preferred Stock is convertible. Accordingly, each share of Series Z Preferred Stock is entitled to approximately 999,870 votes at the Meeting. Collectively, the holders of Series Z Preferred Stock are entitled to 8,164,932,314 votes at the Meeting.

A total of 21,563,837,612 shares of Common Stock were present in person or represented by proxy and entitled to vote at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in our Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on August 16, 2016:

Proposal 1 – Election of Directors. Our stockholders duly elected Derek Peterson, Amy Almsteier, Kenneth P. Krueger, Michael A. Nahass, Steven J. Ross, Kenneth Vande Vrede, Steven Vande Vrede, and Michael Vande Vrede by a plurality of the voting power of Common Stock present in person or represented by proxy at the Meeting and entitled to vote. The results of the voting were as follows:

	For	Against	Abstain	Broker Non-Votes
1) Derek Peterson	21,557,515,902	3,193,762	0	3,127,948
2) Amy Almsteier	11,799,004,175	9,761,705,489	0	3,127,948
3) Kenneth P. Krueger	21,559,041,922	1,667,742	0	3,127,948
4) Michael A. Nahass	21,555,296,209	5,413,455	0	3,127,948
5) Steven J. Ross	21,558,669,008	2,040,656	0	3,127,948
6) Kenneth Vande Vrede	11,800,947,886	9,759,761,778	0	3,127,948
7) Steven Vande Vrede	11,802,311,186	9,758,398,478	0	3,127,948
8) Michael Vande Vrede	11,802,269,613	9,758,440,051	0	3,127,948

Proposal 2 – Ratification of Independent Registered Public Accounting Firm. Our stockholders ratified the selection of Tarvaran, Askelson & Company as our independent registered public accountants for the fiscal year ending December 31, 2016. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
21,560,809,215	706,025	2,322,372	0

Proposal 3 – Approval of the Company’s 2016 Equity Incentive Plan. Our stockholders approved our 2016 Equity Incentive Plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
11,794,735,145	9,270,824	9,756,703,695	3,127,948

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Proposal 4 – Approval an amendment to the Company's Amended Articles of Incorporation. Our stockholders approved an amendment to our Amended Articles of Incorporation to increase the authorized number of shares of Common Stock and preferred stock to 990,000,000 and 50,000,000, respectively. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
21,545,885,274	13,152,190	1,672,200	3,127,948

Proposal 5 – Say on Pay Advisory Vote. Our stockholders approved the compensation of our named executive officers disclosed in the proxy statement under the section titled "Executive Compensation", The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
21,555,544,884	4,164,785	999,995	3,127,948

Proposal 6 – Say on Frequency Advisory Vote. Our stockholders voted on the frequency that stockholder advisory votes to approve the compensation of our named executive officers will be taken. The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
16,844,333	9,758,535,391	111,783,419,776	1,910,164	3,127,948

Section 8 – Other Events

Item 8.01 Other Events.

As previously disclosed, as of the date on which the Company filed the Amendment with the Secretary of State of the State of Nevada, (i) the Company’s Series G Preferred Stock automatically converted into 14,545,355 shares of Common Stock, (ii) the Company’s Series N Preferred Stock automatically converted into 2,500,000 shares of Common Stock, (iii) the Company’s Series Q Preferred Stock automatically converted into 106,890,000 shares of Common Stock and (iv) the Company’s Series Z Preferred Stock automatically converted into 15,164,262 shares of Series B Preferred Stock. The Company filed the Amendment on September 27, 2016.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.8	Certificate of Amendment to Articles of Incorporation, Dated September 27, 2016

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA TECH CORP.

Date: September 27, 2016	By:	/s/ Derek Peterson
Derek Peterson
President and Chief Executive Officer

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